UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/26/2012

ZYTO CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  000-54170

DELAWARE	20-5534033
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

387 South 520 West
Suite 200
Lindon, Utah 84042

(Address of principal executive offices, including zip code)

801-224-7199
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 26, 2012, ZYTO Corp (the "Company") terminated Brian E. Halladay as the Company's Chief Financial Officer.

The Board of Directors and Management of the Company wish Mr. Halladay well in his future endeavors.

Until a replacement Chief Financial Officer is appointed, Kami J. Howard, the Company's President and Chief Operating Officer will act as the Company's Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYTO CORP

Date: November 29, 2012	By:	/s/ VAUGHN R COOK
VAUGHN R COOK
CHIEF EXECUTIVE OFFICER